Exhibit 10.22

FOURTH AMENDMENT TO THE
PREMISES LEASE AND USE AGREEMENT

GOAA DATE	12/20/2017
ITEM NO.	5GG
DOCUMENTARY #	9894

THIS FOURTH AMENDMENT TO THE PREMISES LEASE AND USE AGREEMENT (the “Fourth Amendment”) is made by and among THE GREATER ORLANDO AVIATION AUTHORITY, a public and governmental body created as an agency of the City, existing under and by virtue of the laws of the State of Florida, whose mailing address is One Jeff Fuqua Boulevard, Orlando, Florida 32827-4399 (the “Authority”), and ALL ABOARD FLORIDA – OPERATIONS LLC, a Delaware limited liability company authorized to conduct business in Florida, whose mailing address is 2855 LeJeune Road, 4th Floor, Coral Gables, Florida 33134 (“Rail Company”).

W I T N E S S E T H :

WHEREAS, the Authority and Rail Company entered into that certain Premises Lease and Use Agreement dated January 22, 2014 (the “Original Agreement”), as amended by that certain First Amendment to the Premises Lease and Use Agreement dated September 25, 2015 (the “First Amendment”), that certain Second Amendment to the Premises Lease and Use Agreement dated January 26, 2016 (the “Second Amendment”) and that certain Third Amendment to the Premises Lease and Use Agreement dated January 30, 2017 (the “Third Amendment”) (the Original Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment shall be referred to as the “Agreement”); and

WHEREAS, pursuant to that certain Amended and Restated Operation and Use Agreement dated August 31, 2015, as amended, with the City, the Authority controls, operates, and maintains an airport in Orange County, State of Florida, known as Orlando International Airport (hereinafter referred to as the “Airport”); and

WHEREAS, the Parties desire to amend the terms of the Agreement to finalize certain exhibits and clarify interest accrual on delinquent payments; and

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged, the parties hereto covenant and agree as follows:

1.         Recitals. The foregoing recitals are true and correct and are hereby incorporated as covenants and agreements and are made a part hereof.

2.         Definitions. Capitalized terms shall have the meaning ascribed in them in the Agreement unless modified herein.

3.         Article 3: Premises. Paragraphs 1 and 2 of Section 3.01 entitled Premises are hereby amended by deleting them in their entirety and replacing same with the following:

1.       The Premises is to be 38,561 square feet located on the first, second and third floor of the Rail Station Building, which includes hold rooms, ticket counters and back office, approximately 7,299 square feet on the first floor for baggage operations, and approximately 76,403 square feet of Platform on the second floor and other unenclosed spaces on the first and fourth floors, all of which is more specifically depicted on Exhibit “B.”

City Council Meeting: 12-11-17
Item: K-1  Documentary:  171211K01

2.     The Rail Station Building attained Substantial Completion on November 1, 2017, and the Rail Company agrees that the Rail Station was constructed pursuant to the plans and specifications as previously reviewed and approved, subject only to a final walk through for punch list items. The Authority shall send the final “As Built” plans and specifications for the Premises to the Rail Company within sixty (60) days of Final Completion of the Rail Station Building as defined by Authority’s construction contract.

4.         Exhibits “B-F”. In order to finalize the Agreement and satisfy a portion of the escrow requirements, the parties hereby approve Exhibits B, C, D, E and F and same are incorporated into the Agreement by this reference.

5.        Payments. Section 9.03 Payments is amended by deleting the first sentence and inserting the following:

“The Authority shall provide notice of any and all payment delinquencies other than monthly payments of annual rent, including any deficiencies which may be due, however, interest at the rate of eighteen percent (18%) per annum shall accrue against any and all delinquent payment(s) from the date that is thirty (30) days following Rail Company’s receipt of written notice of nonpayment until the date payments are received by the Authority. Monthly rental payments not paid on or before the fifteenth (15th) day of the month, as required by Section 4.02, shall accrue interest at the rate of eighteen percent (18%) beginning on the fifteenth (15th) day of the month and continuing until payment is received by the Authority.”

5.        Except as expressly modified in this Fourth Amendment, the Agreement shall remain in full force and effect.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

 [SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have each caused this Fourth Amendment to be executed by its authorized representative on the date so indicated below.

“GOAA”
GREATER ORLANDO AVIATION
AUTHORITY
ATTEST:
	By:	/s/ Phillip N. Brown
/s/ Dayci S. Burnette-Snyder		Phillip N. Brown, A.A.E.
Dayci S. Burnette-Snyder,		Chief Executive Officer
Assistant Secretary
Date: 12/28/17

WITNESSES:

/s/ Anna Farmer
Printed Name:	Anna Farmer

/s/ Milagro Fragosa
Printed Name:	Milagro Fragosa

APPROVED AS TO FORM AND LEGALITY this 26th day of December, 2017, for the use and reliance by the GREATER ORLANDO AVIATION AUTHORITY, only.

Marchena and Graham, P.A., Counsel

By:	/s/ Marchena and Graham, P.A.
Marchena and Graham, P.A.

STATE OF FLORIDA
COUNTY OF ORANGE

Before me, the undersigned authority, duly authorized under the laws of State of Florida to take acknowledgments, this day personally appeared Phillip Brown and Dayci S. Burnette-Snyder respectively Chief Executive Officer and Deputy Director of the Greater Orlando Aviation Authority, who are personally known to me to be the individuals and officers described in and who executed the foregoing instrument on behalf of said Greater Orlando Aviation Authority, and severally acknowledged the execution thereof to be their free act and deed as such officers and that they were duly authorized so to do.

In witness whereof, I have hereunto set my hand and official seal at Orlando, in the County of Orange, State of Florida this 28 day of December, 2017.

/s/ Dayci S. Burnette-Snyder

DAYCI S. BURNETTE-SNYDER
My commission expires: 4/3/18	NOTARY PUBLIC	Notary Public - State of Florida
	STATE OF FLORIDA	My Comm. Expires Apr 3, 2018
Commission # FF 86785
Bonded Through National Notary Assn.

[SIGNATURES CONTÌNUE ON THE NEXT PAGE]

ALL ABOARD FLORIDA -
ATTEST:	OPERATIONS LLC

	By:	/s/ Kolleen Cobb
Kolleen Cobb,		Kolleen Cobb	,
Secretary		Vice President
	Date:	12/12/2017

WITNESSES:

/s/ Brianna Hernandez
Printed Name:	Brianna Hernandez

/s/ Maria V. Rincon
Printed Name:	Maria V. Rincon

STATE OF FLORIDA

COUNTY OF MIAMI-DADE

The foregoing instrument was acknowledged before me this 12th day of December, 2017, by Kolleen Cobb , as Vice President of All Aboard Florida – Operations LLC, a Delaware limited liability company, on behalf of the limited liability company. He/She is personally known to me or produced a valid driver’s license as identification.

/s/ Jessica Perez
Notary Public
NOTARY PUBLIC	Jessica perez	Printed Name: _____________________________________
STATE OF FLORIDA	MY COMMISSION # GG 119202	My Commission Expires: _____________________________
EXPIRES: October 23, 2021
Bonded Thru Notary Public Underwriters

JOINDER

The City of Orlando hereby joins in the Orlando International Airport Premises Lease and Use Agreement dated December 11, 2017, between the Greater Orlando Aviation Authority and All Aboard Florida – Operations LLC, solely to acknowledge the City’s consent to the term of the Lease.

Dated:   December 14, 2017

ATTEST:		CITY OF ORLANDO

By:	/s/ Denise Aldridge	By:	/s/ Regina I. Hill
Name:	Denise Aldridge	Name:	Regina I. Hill
Title:	Orlando City Clerk	Title:	Mayor Pro Tem

[Official Seal]

THE USE AND RELIANCE OF THE CITY OF ORLANDO, ONLY, THIS 19 DAY OF Dec, 2017.

By:	/s/ Roy Payne
Printed Name:	Roy Payne
Title:	Chief Asst. City Attorney

STATE OF FLORIDA
COUNTY OF ORANGE

Before me, the undersigned authority, duly authorized under the laws of State of Florida to take acknowledgments, this day personally appeared Regina I. Hill and Denise Aldridge, respectively Mayor Pro Tem and City Clerk of the City of  Orlando, who are personally known to me to be the individuals and officers described in and who executed the foregoing instrument on behalf of said City of  Orlando, and severally acknowledged the execution thereof to be their free act and deed as such officers and that they were duly authorized to do so.

In witness whereof, I have hereunto set my hand and official seal at Orlando, in the County of Orange, State of Florida, this 14 day of December, 2017.

/s/ Stephanle Herdocia
Notary Public
FLORIDA NOTARY ASSOCIATION	Stephanle Herdocia	My Commission Expires: 6/5/2021
SINCE 1978	NotaRy Public
STATE OF FLORIDA
Comm# GG111549
Expires 6/5/2021